[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





                         MFS INTERMEDIATE
                         INCOME FUND
                         SEMIANNUAL REPORT o MAY 31, 1998





                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 32)
                    ----------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                       MFS(R) INVESTMENT MANAGEMENT(SM)


   ---------------------------    On February 2, 1998, Keith Brodkin, a friend
                                  and leader to everyone at MFS, died
                                  unexpectedly at age 62. His thoughtful
   [Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                                  economy have been an integral part of
                                  MFS shareholder reports like this one for
   ---------------------------    many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.30%, CLASS B SHARES 2.82%, AND CLASS I SHARES 3.42%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND BENEFITED FROM OUR DECISION TO MAINTAIN A SLIGHTLY LONGER DURATION (A MEASURE OF SENSITIVITY TO CHANGES IN INTEREST RATES) THAN NORMAL, WHICH PROVIDED POSITIVE RETURNS AS INTEREST RATES DECLINED AND THE BOND MARKET RALLIED.

   o OUR DECISION TO EMPHASIZE MATURITIES IN THE 7- TO 10-YEAR RANGE ALSO CONTRIBUTED TO PERFORMANCE BECAUSE, ALTHOUGH INTEREST RATES DECLINED ACROSS ALL MATURITIES, THEY DECLINED MORE SHARPLY IN THE LONGER MATURITIES.

   o WE REMAIN POSITIVE ON THE UNITED STATES BECAUSE INFLATION FUNDAMENTALS REMAIN SOUND AND THE U.S. MARKET BENEFITS FROM ITS STATUS AS A SAFE HAVEN. CONSEQUENTLY, WE ARE MAINTAINING A LARGE ALLOCATION TO THE U.S. MARKET.


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
     Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 3.30%, Class B shares 2.82%, and Class I shares 3.42%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 3.54% return for the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years); a 3.83% return for the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years); and a 2.03% return for the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries with remaining maturities of at least one year).

Q. COULD YOU TALK ABOUT SOME FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Two decisions in particular contributed significantly to the Fund's performance in the U.S. sector. The first was our decision to maintain a slightly longer duration (a measure of sensitivity to changes in interest rates) than normal. With the decline in overall interest rates, the longer-than-index duration provided incrementally positive returns as the market rallied. The second contributor to performance was our decision to emphasize maturities in the 7- to 10-year range. Although interest rates declined across all maturities, they declined more sharply in the longer maturities. Yields on two-year U.S. Treasuries, for example, declined by 23 basis points (0.23%) for the six-month period, whereas yields on 10-year Treasuries declined by approximately 30 basis points (0.30%). Our overweighting in the longer maturities helped performance, as this was the best-performing maturity sector of the market. In the foreign sector, investments in the United Kingdom and New Zealand provided attractive relative returns, and our decision to hedge currency exposure elsewhere allowed us to avoid adverse currency movements. Investments in Thailand, however, continued to underperform due to the economic turmoil in Southeast Asia.

Q. HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT, BOTH IN THE UNITED STATES AND OVERSEAS?

A. Although the crisis atmosphere has abated, the situation in Asia still dominates the global outlook. Thus far, the crisis has only modestly impacted economies outside the region. The full impact should become more apparent over the next few quarters. The potential for slower global growth and low inflation should keep Europe and the United States well supported, with the potential for a further rally if the downturn is severe. The risk that the impact won't sufficiently tame the vibrant U.S. economy might cause the Federal Reserve Board (the Fed) to hike interest rates. Ironically, this could trigger a sharper drop in global growth and a bond rally, reversing the Fed's move. It is too soon to tell how the saga will play out, but we are generally positive on the major markets over the longer term. The emerging markets remain vulnerable to the ups and downs of the Asian recovery process. As this process unfolds we will look for opportunities to acquire assets at attractive valuations.

Q. HOW IS THIS VIEW REFLECTED IN THE FUND'S ALLOCATIONS IN THE UNITED STATES AND ABROAD?

A. We remain positive on the United States because inflation fundamentals remain sound and the U.S. market benefits from its status as a safe haven. Consequently, we are maintaining a large allocation to the U.S. market. In emerging markets, the past six months have witnessed substantial volatility. Concerns over the Asian currency crisis, Russian liquidity, and Brazilian elections have led to sharp swings in bond prices, with a weakening bias. As the markets have weakened, the Fund gradually has built up moderate positions from very low levels in selected emerging market sovereign securities. Current exposure is approximately 6% of net assets.

Q. HOW HAS THE FUND BEEN POSITIONED DURING THE PERIOD THAT THE FED HAS LEFT INTEREST RATES UNCHANGED?

A. For most of the past six months, the portfolio's duration was 5% to 10% longer than that of the appropriate benchmark. Strength in employment and overall economic activity, along with the risk that the Fed might tighten once again, argued for caution, so we did not position duration more aggressively. The many positive underpinnings to the market, however, did suggest we should position the Fund to benefit from opportunities for capital appreciation as fears of Fed action receded.

Q. HOW DOES YOUR ALLOCATION TO SHORT- AND INTERMEDIATE-TERM TREASURIES REFLECT YOUR VIEW ON THAT MARKET?

A. In the United States, with household income, job growth, and consumer confidence quite strong, the rally in shorter maturities has been somewhat limited by concerns that the Fed would again find it necessary to raise short-term interest rates. The very favorable performance on the inflation and fiscal fronts, however, provided a positive underpinning for Treasuries from which longer maturities were able to benefit more fully. This environment helped the Fund, given our overweighting in intermediate- and longer-maturity Treasury and agency securities.

Q. HAVE THERE BEEN ANY UNEXPECTED DEVELOPMENTS IN YOUR MARKETS LATELY?

A. The big surprise this past year has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends and an overall decline in interest rates. Even though overall economic activity exceeded what the Fed would consider a noninflationary pace for much of the year so that the Fed saw it necessary to increase the federal funds rate to 5.50% on March 25, 1997, two trends have worked in favor of the market and helped interest rates move lower. The first has been the sharp decline in the federal government's deficit borrowing needs. In fact, for the past 12 months the government was already running a surplus of about $50 billion, and for the fiscal year ending this October the surplus may be significantly higher. The second favorable factor has been the decline in inflation rates. Much to the surprise of most economists, inflation has declined significantly, with the consumer price index, for example, declining from an annual rate of 3.3% in 1996 to 1.7% in 1997. These favorable fundamental developments are important to our constructive view on the U.S. market.

Q. WHAT IS YOUR ALLOCATION TO FOREIGN MARKETS, AND HOW DOES IT REFLECT YOUR OUTLOOK?

A. Our allocation to the major foreign markets remains at 7%, reflecting the attractiveness of U.S. interest rates. Of the 12 foreign markets in the J.P. Morgan Global Index, only the United Kingdom offers a higher
   10-year yield than the United States offers. Hence, while we see some opportunities in these markets, we feel a larger allocation is not currently warranted. Our allocation to emerging markets has been increased to 6% because yield spreads have again widened to what we regard as more attractive levels. We would look to add selectively to this sector if its best-quality assets cheapen further.

Q. HOW IS THE CONTINUING MOVEMENT TOWARD ECONOMIC UNION IN EUROPE REFLECTED IN THE FUND'S ALLOCATION TO THOSE COUNTRIES?

A. As we expected, European monetary union (EMU) is set to proceed with a broad group of 11 countries. For all practical purposes, the sovereign debt of the initial participants already trades as a single market, with only isolated opportunities for adding value via market or security selection within the EMU zone. The major nonparticipants -- the United Kingdom, Sweden, Denmark, and Greece -- are therefore likely to play an even more important role within the European segment of the portfolio.

Q. WHAT ABOUT AUSTRALIA AND NEW ZEALAND?

A. We have had a large portion of our foreign bond exposure in New Zealand. We remain positive on both New Zealand and Australian bonds, since these economies are quite vulnerable to a recession in Asia. To date, however, the economic weakness in these two countries has translated primarily into weaker currencies rather than lower yields. We expect the bonds to benefit more going forward.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK IN YOUR MARKETS IN COMING MONTHS?

A. The Asian crisis has increased the level of uncertainty about the economic and, consequently, the fixed-income outlook. The greatest risk is that we miss or fail to react to a significant change in economic and inflation trends.

Q. IS THE FUND STILL FULLY HEDGED BACK INTO THE DOLLAR, AS IT WAS SIX MONTHS
   AGO?

A. The dollar has been appreciating versus major foreign currencies for roughly three years. Several factors suggest that this trend may have ended. Investors are gaining confidence that the new European currency, the Euro, will be strong. It may therefore play a more important role in world trade and investment flows than the combined 11 currencies it will replace. In addition, the U.S. current-account deficit continues to widen, forcing foreign investors to hold more dollars. No doubt there is a limit to their appetite. However, interest rate, growth, and productivity differentials still favor the dollar. At present, the Fund remains fully hedged back into dollars, but we will be watching this situation closely.

Q. IN GENERAL, WHAT KIND OF ECONOMIC OR MARKET ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW ARE YOU POSITIONING THE FUND FOR IT?

A. Prospects for the economic environment, and especially for the fixed-income market, are especially positive. The supply-side nature of the economic expansion, with growth in supply outstripping that of demand, and the boom in global productive capacity have helped suppress inflation. A declining profile for inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger still-lower inflation expectations. Investors have yet to embrace the idea that the economy is at, or close to, price stability. Although the economy is showing few signs of weakening, interest rates will have considerable room to fall after economic activity cools, perhaps bringing us closer to the long-term objective of price stability.


/s/ Steven E. Nothern              /s/ Christopher D. Piros
    Steven E. Nothern                  Christopher D. Piros
    Portfolio Manager                  Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   STEVEN E. NOTHERN IS A SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME POLICY COMMITTEE OF MFS(R) INVESTMENT MANAGEMENT(SM). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND, MFS(R) INTERMEDIATE INCOME FUND, AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST, A CLOSED-END FUND. MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   CHRISTOPHER D. PIROS IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND A PORTFOLIO MANAGER OF MFS(R) INTERMEDIATE INCOME FUND AND MFS(R) INTERMEDIATE INCOME TRUST. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN. MR. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT -- QUANTITATIVE SERVICES IN THE FIXED INCOME DEPARTMENT AND WORKED IN THE INTERNATIONAL FIXED INCOME AREA BEFORE BEING NAMED A PORTFOLIO MANAGER IN 1996. HE WAS NAMED SENIOR VICE PRESIDENT IN 1997. PRIOR TO JOINING MFS, HE HAD BEEN A VICE PRESIDENT AND SENIOR ECONOMIST IN THE QUANTITATIVE ASSET MANAGEMENT AREA AT A MAJOR CHICAGO-BASED SECURITIES FIRM AND AN ASSISTANT PROFESSOR AT THE FUQUA SCHOOL OF BUSINESS AT DUKE UNIVERSITY. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS PRESERVATION OF CAPITAL AND HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  AUGUST 1, 1988

  CLASS INCEPTION:        CLASS A  SEPTEMBER 7, 1993
                          CLASS B  AUGUST 1, 1988
                          CLASS I JANUARY 2, 1997

  SIZE:                   $139.0 MILLION NET ASSETS AS OF MAY 31, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH MAY 31, 1998

CLASS A

                                                     6 Months      1 Year      3 Years      5 Years    10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +3.30%      +7.06%      +20.97%      +31.01%        +88.37%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +7.06%      + 6.55%      + 5.55%        + 6.65%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                              --        +1.98%      + 4.84%      + 4.53%        + 6.13%
--------------------------------------------------------------------------------------------------------------------

CLASS B

                                                     6 Months      1 Year      3 Years      5 Years    10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +2.82%      +6.00%      +17.32%      +24.74%        +79.53%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +6.00%      + 5.47%      + 4.52%        + 6.13%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                              --        +2.00%      + 4.57%      + 4.20%        + 6.13%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 August 1, 1988, through May 31, 1998.

CLASS I

                                                     6 Months      1 Year      3 Years      5 Years    10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +3.42%      +7.31%      +18.56%      +26.06%        +82.38%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +7.31%      + 5.84%      + 4.74%        + 6.30%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 August 1, 1988, through May 31, 1998.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

PORTFOLIO STRUCTURE

Mortgage Backed                        40.0%
U.S. Treasury                          33.0%
Other Government Agencies              14.0%
International                           7.0%
Emerging Markets                        6.0%

PORTFOLIO OF INVESTMENTS -- May 31, 1998

Bonds - 101.3%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 84.5%
  U.S. Treasury Obligations - 33.0%
    U.S. Treasury Bonds, 10.375s, 2012                 $12,900     $ 17,169,126
    U.S. Treasury Bonds, 11.875s, 2003                   5,000        6,439,850
    U.S. Treasury Bonds, 12s, 2013                       5,100        7,516,125
    U.S. Treasury Bonds, 12.375s, 2004                   3,500        4,675,790
    U.S. Treasury Bonds, 13.875s, 2011                   4,500        6,801,345
    U.S. Treasury Notes, 8s, 2001                        3,000        3,194,520
                                                                   ------------
                                                                   $ 45,796,756
--------------------------------------------------------------------------------
  U.S. Federal Agencies - 13.8%
    Federal National Mortgage Assn., 6.65s, 2002       $ 2,000     $  2,004,375
    Federal National Mortgage Assn., 7.5s, 2003          2,246        2,286,807
    Federal National Mortgage Assn., 7.55s, 2007         2,000        2,047,180
    Federal National Mortgage Assn., 6.5s, 2013, TBA     1,560        1,568,473
    Guaranteed Trade Trust, 7.39s, 2006                 10,625       11,253,362
                                                                   ------------
                                                                   $ 19,160,197
--------------------------------------------------------------------------------
  Government National Mortgage Association - 37.7%
    GNMA, 7s, 2012                                     $   294     $    300,694
    GNMA, 7.5s, 2023 - 2026                             17,264       17,826,909
    GNMA, 6.5s, 2028, TBA                                6,900        6,867,739
    GNMA, 7s, 2008, TBA                                 15,183       15,479,701
    GNMA, 8s, 2026, TBA                                  5,505        5,723,909
    GNMA, 8.5s, 2001, TBA                                5,064        5,328,893
    Government Trust Certificates, 9.25s, 2001             781          828,997
                                                                   ------------
                                                                   $ 52,356,842
--------------------------------------------------------------------------------
Total U.S. Bonds                                                   $117,313,795
--------------------------------------------------------------------------------
Foreign Bonds - 16.8%
  Argentina - 0.4%
    Argentina Republic, 8.726s, 2005                   $   500     $    503,750
--------------------------------------------------------------------------------
  Brazil - 1.0%
    Federal Republic of Brazil, 5s, 2014               $   870     $    674,372
    Federative Republic of Brazil, 9.375s, 2008            800          748,400
                                                                   ------------
                                                                   $  1,422,772
--------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 6.563s, 2024        $   550     $    435,875
--------------------------------------------------------------------------------
  Denmark - 0.8%
    Nykredit, 6s, 2026                             DKK   4,047     $    589,713
    Nykredit, 7s, 2024                                   3,613          539,487
                                                                   ------------
                                                                   $  1,129,200
--------------------------------------------------------------------------------
  Germany - 1.1%
    Federal Republic of Germany, 6s, 2007          DEM     600     $    362,816
    Treuhandanstalt, 6.625s, 2003                          733          448,784
    Federal Republic of Germany, 6.25s, 2006             1,092          669,196
                                                                   ------------
                                                                   $  1,480,796
--------------------------------------------------------------------------------
  Israel - 3.7%
    State of Israel, 6.625s, 2003                      $ 5,000     $  5,192,800
--------------------------------------------------------------------------------
  Italy - 0.7%
    Republic of Italy, 5.75s, 2002                 ITL 860,000     $    507,604
    Republic of Italy, 7.75s, 2006                     735,000          494,762
                                                                   ------------
                                                                   $  1,002,366
--------------------------------------------------------------------------------
  Mexico - 2.5%
    United Mexican States, 8.625s, 2008                $   800     $    789,000
    United Mexican States, 9.875s, 2007                  2,500        2,625,000
                                                                   ------------
                                                                   $  3,414,000
--------------------------------------------------------------------------------
  New Zealand - 1.9%
    Government of New Zealand, 10s, 2002           NZD     610     $    359,467
    Government of New Zealand, 8s, 2001 - 2004           4,020        2,252,118
                                                                   ------------
                                                                   $  2,611,585
--------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 8.25s, 2008                    $   530     $    521,388
--------------------------------------------------------------------------------
  Russia - 0.8%
    Ministry of Finance, 10s, 2007                     $   600     $    541,500
    Vnesheconombank, 6.719s, 2015                        1,000          647,500
                                                                   ------------
                                                                   $  1,189,000
--------------------------------------------------------------------------------
  South Korea - 0.8%
    Republic of Korea, 8.875s, 2008                    $ 1,150     $  1,072,479
--------------------------------------------------------------------------------
  United Kingdom - 2.4%
    United Kingdom Treasury, 7s, 2001              GBP     500     $    837,575
    United Kingdom Treasury, 9s, 2008                      737        1,510,744
    United Kingdom Treasury, 9.75s, 2002                   533          988,146
                                                                   ------------
                                                                   $  3,336,465
--------------------------------------------------------------------------------
Total Foreign Bonds                                                $ 23,312,476
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $139,775,189)                        $140,626,271
--------------------------------------------------------------------------------

Short-Term Obligation - 2.2%
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage, due 6/01/98,
      at Amortized Cost                                $ 3,050     $  3,050,000
--------------------------------------------------------------------------------

Call Option Purchased
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE             (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
    Japanese Government Bond/June/102.12
      (Premiums Paid, $4,999)                      JPY  72,300     $     13,089
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $142,830,188)                  $143,689,360
--------------------------------------------------------------------------------
Call Option Written
--------------------------------------------------------------------------------
    Japanese Government Bond/June 104.247
      (Premiums Received, $1,111)                  JPY  72,300     $     (3,832)
--------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------
    Canadian Dollars/July/1.430
      (Premiums Received, $5,271)                  CAD   1,409     $    (18,028)
    Japanese Government Bond/August/101.801
      (Premiums Received, $797)                    JPY  36,200             (434)
    Japanese Government Bond/August/101.801
      (Premiums Received, $850)                    JPY  36,200             (398)
--------------------------------------------------------------------------------
Total Options Written                                              $    (22,692)
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - (3.5)%                              (4,860,165)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $138,806,503
--------------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CAD = Canadian Dollars           ITL  = Italian Lira
DEM = Deutsche Marks             JPY  = Japanese Yen
DKK = Danish Krone               NZD  = New Zealand Dollars
GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MAY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $142,830,188)           $143,689,360
  Cash                                                                   4,742
  Net receivable for forward currency exchange contracts to
    sell                                                                13,783
  Net receivable for forward foreign currency exchange
    contracts sold or subject to master netting agreements              15,329
  Receivable for Fund shares sold                                      106,014
  Receivable for investments sold                                       54,111
  Interest receivable                                                1,471,540
  Other assets                                                           3,019
                                                                  ------------
      Total assets                                                $145,357,898
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                              $    177,096
  Payable for investments purchased                                  6,129,254
  Written options outstanding, at value (premiums received,
    $8,029)                                                             22,692
  Net payable for forward foreign currency exchange
    contracts to purchase                                                8,706
  Payable to affiliates -
    Management fee                                                       9,094
    Shareholder servicing agent fee                                      1,283
    Distribution and service fee                                        52,151
    Administrative fee                                                     171
  Accrued expenses and other liabilities                               150,948
                                                                  ------------
      Total liabilities                                           $  6,551,395
                                                                  ------------
Net assets                                                        $138,806,503
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $143,473,124
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       863,783
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (6,238,850)
  Accumulated undistributed net investment income                      708,446
                                                                  ------------
      Total                                                       $138,806,503
                                                                  ============
Shares of beneficial interest outstanding                          16,538,589
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $39,702,515 / 4,736,462 shares of
    beneficial interest outstanding)                                  $8.38
                                                                      =====
  Offering price per share (100 / 95.25)                              $8.80
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $99,098,635 / 11,801,490 shares of
    beneficial interest outstanding)                                  $8.40
                                                                      =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $5,353 / 637 shares of beneficial
    interest outstanding)                                             $8.40
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 5,332,004
                                                                    -----------
  Expenses -
    Management fee                                                  $   532,316
    Trustees' compensation                                               22,047
    Shareholder servicing agent fee                                      82,785
    Distribution and service fee (Class B)                              545,061
    Administrative fee                                                    9,428
    Printing                                                             37,266
    Auditing fees                                                        35,603
    Custodian fee                                                        31,887
    Postage                                                              15,266
    Legal fees                                                            1,373
    Miscellaneous                                                        51,649
                                                                    -----------
      Total expenses                                                $ 1,364,681
    Fees paid indirectly                                                 (8,131)
                                                                    -----------
      Net expenses                                                  $ 1,356,550
                                                                    -----------
        Net investment income                                       $ 3,975,454
                                                                    -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $(1,835,194)
      Written option transactions                                      (120,748)
      Foreign currency transactions                                   1,473,054
      Interest rate swaps                                                18,320
      Futures contracts                                                  (3,233)
                                                                    -----------
        Net realized loss on investments and foreign
          currency transactions                                     $  (467,801)
                                                                    -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                   $ 1,685,326
      Written options                                                   200,959
      Translation of assets and liabilities in
        foreign currencies                                           (1,173,817)
      Interest rate swaps                                               (32,834)
                                                                    -----------
        Net unrealized gain on investments and
          foreign currency translation                              $   679,634
                                                                    -----------
          Net realized and unrealized gain on
            investments and foreign currency                        $   211,833
                                                                    -----------
            Increase in net assets from operations                  $ 4,187,287
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                                MAY 31, 1998            NOVEMBER 30, 1997
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  3,975,454                 $  9,574,847
  Net realized loss on investments and foreign currency
    transactions                                                    (467,801)                    (140,628)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             679,634                   (3,846,648)
                                                                ------------                 ------------
    Increase in net assets from operations                      $  4,187,287                 $  5,587,571
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (1,161,779)                $ (1,712,211)
  From net investment income (Class B)                            (3,063,406)                  (7,829,003)
  From net investment income (Class I)                                  (149)                        (137)
                                                                ------------                 ------------
    Total distributions declared to shareholders                $ (4,225,334)                $ (9,541,351)
                                                                ------------                 ------------
Decrease in net assets from Fund share transactions             $(11,426,932)                $(38,212,945)
                                                                ------------                 ------------
      Total decrease in net assets                              $(11,464,979)                $(42,166,725)
Net assets:
  At beginning of period                                         150,271,482                  192,438,207
                                                                ------------                 ------------

  At end of period (including accumulated undistributed net
    investment income of $708,446 and $958,326, respectively)   $138,806,503                 $150,271,482
                                                                ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                    SIX MONTHS ENDED         ------------------------------------------------------------------
                                        MAY 31, 1998           1997           1996           1995           1994          1993*
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 8.39         $ 8.57         $ 8.59         $ 7.96         $ 8.94         $ 9.11
                                              ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.26         $ 0.55         $ 0.55         $ 0.57         $ 0.59         $ 0.11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                       0.01          (0.18)         (0.01)          0.61          (0.95)         (0.17)
                                              ------         ------         ------         ------         ------         ------
      Total from investment operations        $ 0.27         $ 0.37         $ 0.54         $ 1.18         $(0.36)        $(0.06)
                                              ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income+++               $(0.28)        $(0.55)        $(0.56)        $(0.55)        $ --           $(0.09)
  From net realized gain on investments
    and foreign currency transactions           --             --             --             --             --            (0.02)
  Tax return of capital                         --             --             --             --            (0.62)          --
                                              ------         ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                          $(0.28)        $(0.55)        $(0.56)        $(0.55)        $(0.62)        $(0.11)
                                              ------         ------         ------         ------         ------         ------
Net asset value - end of period               $ 8.38         $ 8.39         $ 8.57         $ 8.59         $ 7.96         $ 8.94
                                              ======         ======         ======         ======         ======         ======
Total return(+)                                3.30%++        4.59%          6.61%         15.40%        (4.27)%        (0.66)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   1.14%+         1.17%          1.17%          1.14%          1.18%          1.22%+
  Net investment income                        6.34%+         6.63%          6.58%          6.81%          7.10%          6.43%+
Portfolio turnover                              106%           226%           288%           275%           211%           376%
Net assets at end of period (000 omitted)    $39,703        $30,833        $21,291        $12,659         $3,432           $258

  *For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
+++The Fund had distributions in excess of net investment income of $0.003 for the year ended
   November 30, 1996.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30,
                                          SIX MONTHS ENDED        ------------------------------------------------------------
                                              MAY 31, 1998               1997             1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 8.40            $ 8.57           $ 8.58          $ 7.96          $ 8.93
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.22            $ 0.47           $ 0.46          $ 0.48          $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       0.01             (0.18)           (0.01)           0.61           (0.92)
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 0.23            $ 0.29           $ 0.45          $ 1.09          $(0.45)
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income+++                      $(0.23)           $(0.46)          $(0.46)         $(0.47)         $ --
  Tax return of capital                                --                --               --              --             (0.52)
                                                     ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.23)           $(0.46)          $(0.46)         $(0.47)         $(0.52)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $ 8.40            $ 8.40           $ 8.57          $ 8.58          $ 7.96
                                                     ======            ======           ======          ======          ======
Total return                                          2.82%++           3.57%            5.52%          14.12%         (5.24)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          2.14%+            2.19%            2.24%           2.23%           2.22%
  Net investment income                               5.27%+            5.61%            5.47%           5.79%           5.60%
Portfolio turnover                                     106%              226%             288%            275%            211%
Net assets at end of period (000 omitted)           $99,099          $119,436         $171,148        $232,312        $292,619

  +Annualized.
 ++Not annualized.
+++The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                         1993           1992           1991           1990          1989           1988**
--------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 8.88         $ 9.31         $ 9.23         $ 9.50         $ 9.77         $ 9.47
                                              ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.47         $ 0.62         $ 0.58         $ 0.59         $ 0.68         $ 0.35
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions               0.26          (0.26)          0.32          (0.02)         (0.08)          0.10
                                              ------         ------         ------         ------         ------         ------
      Total from investment operations        $ 0.73         $ 0.36         $ 0.90         $ 0.57         $ 0.60         $ 0.45
                                              ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.45)        $(0.57)        $(0.56)        $(0.45)        $(0.85)        $(0.12)
  From net realized gain on investments
    and foreign currency transactions          (0.16)         (0.15)         (0.14)          --            (0.02)         (0.03)
  From paid in capital                          --            (0.07)         (0.12)         (0.39)          --             --
  Tax return of capital                        (0.07)          --             --             --             --             --
                                              ------         ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                       $(0.68)        $(0.79)        $(0.82)        $(0.84)        $(0.87)        $(0.15)
                                              ------         ------         ------         ------         ------         ------
Net asset value - end of period               $ 8.93         $ 8.88         $ 9.31         $ 9.23         $ 9.50         $ 9.77
                                              ======         ======         ======         ======         ======         ======
Total return                                   8.42%          3.93%         10.30%          6.59%          6.60%         14.21%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses                                     2.15%          2.20%          2.24%          2.33%          2.47%          2.79%+
  Net investment income                        5.19%          6.70%          6.65%          6.80%          7.13%         17.14%+
Portfolio turnover                              376%           372%           603%           579%           433%           120%
Net assets at end of period (000 omitted)   $466,955       $347,588       $196,753        $126,245        $75,039       $30,858

**For the period from the commencement of the Fund's investment operations, August 1, 1988, through November 30, 1988.
 +Annualized.
 #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998           NOVEMBER 30, 1997***
---------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 8.41                         $ 8.43
                                                                          ------                         ------
Income from investment operations# -
  Net investment income                                                   $ 0.28                         $ 0.61
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                  (0.01)                         (0.17)
                                                                          ------                         ------
      Total from investment operations                                    $ 0.27                         $ 0.44
                                                                          ------                         ------
Less distributions declared to shareholders from net
investment income                                                         $(0.28)                        $(0.46)
                                                                          ------                         ------
Net asset value - end of period                                           $ 8.40                         $ 8.41
                                                                          ======                         ======
Total return                                                               3.42%++                        5.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.12%+                         1.03%+
  Net investment income                                                    6.28%+                         6.52%+
Portfolio turnover                                                          106%                           226%
Net assets at end of period (000 omitted)                                    $5                              $3

***For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,700,141 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($4,226,362) and November 30, 2005, ($1,473,779).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,019 for the period ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,705 for the period ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A shares and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payments of up to 0.25% per annum of the service fee will commence under the distribution plan when the value of the net assets of the fund attributable to Class A shares first equals or exceeds $40 million. Payments of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,029 for Class B shares for the period ended May 31, 1998. Fees incurred under the distribution plan during the period ended May 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1998, were $45,454 for Class B shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

t                                                                           PURCHASES                SALES
-----------------------------------------------------------------------------------------------------------
U.S. government securities                                              $114,269,582         $115,307,314
                                                                        ------------         ------------
Investments (non-U.S. government securities)                            $ 34,624,027         $ 37,757,213
                                                                        ------------         ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                               $142,830,188
                                                                                             ------------
Gross unrealized appreciation                                                                $  2,132,646
Gross unrealized depreciation                                                                  (1,273,474)
                                                                                             ------------
    Net unrealized appreciation                                                              $    859,172
                                                                                             ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                          PERIOD ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                        ----------------------------        ----------------------------
                                             SHARES           AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               1,484,033     $ 12,460,042         2,190,188      $ 18,397,180
Shares issued to shareholders in
  reinvestment of distributions              94,364          789,247           137,190         1,147,221
Shares transferred to Class I                  --               --                  (6)              (50)
Shares reacquired                          (516,665)      (4,332,978)       (1,135,882)       (9,537,169)
                                         ----------     ------------        ----------      ------------
    Net increase                          1,061,732     $  8,916,311         1,191,490      $ 10,007,182
                                         ==========     ============        ==========      ============

Class B Shares
                                          PERIOD ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                        ----------------------------        ----------------------------
                                             SHARES           AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 526,904     $  4,434,666           957,831      $  8,034,482
Shares issued to shareholders in
  reinvestment of distributions             200,023        1,676,798           503,589         4,220,638
Shares reacquired                        (3,145,863)     (26,457,187)       (7,200,752)      (60,478,128)
                                         ----------     ------------        ----------      ------------
    Net decrease                         (2,418,936)    $(20,345,723)       (5,739,332)     $(48,223,008)
                                         ==========     ============        ==========      ============

Class I Shares
                                          PERIOD ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                        ----------------------------        ----------------------------
                                             SHARES           AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                     392     $      3,305               675      $      5,663
Shares issued to shareholders in
  reinvestment of distributions                  17              147                16               136
Shares transferred from Class A                --               --                   6                50
Shares reacquired                              (115)            (972)             (354)           (2,968)
                                         ----------     ------------        ----------      ------------
    Net increase                                294     $      2,480               343      $      2,881
                                         ==========     ============        ==========      ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1998 was $303.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                       1998 CALLS                              1998 PUTS
                                          ------------------------------------ -------------------------------------
                                          PRINCIPAL AMOUNTS                    PRINCIPAL AMOUNTS
                                               OF CONTRACTS                         OF CONTRACTS
                                              (000 OMITTED)           PREMIUMS      (000 OMITTED)           PREMIUMS
--------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                      7,499           $ 52,297               --             $   --
Options written
  Canadian Dollars                                     --                 --                1,409              5,271
  Deutsche Marks                                       --                 --                3,692             21,224
  Japanese Government Bond                           72,300              1,111            144,700              4,091
Options terminated in closing transactions
  Deutsche Marks                                       --                 --               (3,692)           (21,224)
  Japanese Government Bond                             --                 --              (72,300)            (2,444)
  SwissFranc/Deutsche Marks                          (7,499)           (52,297)              --                 --
                                                    -------           --------           --------           --------
Options expired
Outstanding, end of period                           72,300           $  1,111             73,809           $  6,918
                                                    -------           --------           --------           --------
Options outstanding at end of
  period consist of:
  Japanese Government Bond                           72,300           $  1,111             72,400           $  1,647
  Canadian Dollars                                     --                 --                1,409              5,271
                                                    -------           --------           --------           --------

At May 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                          NET UNREALIZED
                                   CONTRACTS TO                            CONTRACTS        APPRECIATION
          SETTLEMENT DATE       DELIVER/RECEIVE      IN EXCHANGE FOR        AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales             9/25/98       DKK   8,090,149            1,190,428      $1,195,357             $(4,928)
                  9/25/98       JPY  54,123,513              415,647         396,937              18,711
                                                           ---------      ----------             -------
                                                           1,606,075      $1,592,294             $13,783
Purchases         9/25/98       CAD     842,579              588,628      $  579,921             $(8,706)
                                                           ---------      ----------             -------
                                                             588,628      $  579,921             $(8,706)

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,362 with Banker's Trust, $619 with Deutschebank and $13,348 with Merrill Lynch at May 31, 1998.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of May 31, 1998, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended May 31, 1998 and the year ended November 30, 1997, and the financial highlights for the six months ended May 31, 1998 and for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at May 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 10, 1998

MFS(R) INTERMEDIATE INCOME FUND

Trustees                                               Secretary
Richard B. Bailey* - Private Investor; Former          Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                  Assistant Secretary
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     Auditors
                                                       Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                Investor Information For MFS stock and bond
Chairman, Colonial Insurance Company, Ltd.             market outlooks, call toll free: 1-800-637-4458
                                                       anytime from a touch-tone telephone.
Abby M. O'Neill - Private Investor
                                                       For information on MFS mutual funds, call your
Walter E. Robb, III - President and Treasurer,         financial adviser or, for an information kit,
Benchmark Advisors, Inc. (corporate financial          call toll free: 1-800-637-2929 any business day
consultants); President, Benchmark Consulting          from 9 a.m. to 5 p.m. Eastern time (or leave a
Group, Inc. (office services)                          message anytime).

Arnold D. Scott* - Senior Executive                    Investor Service
Vice President, Director, and Secretary,               MFS Service Center, Inc.
MFS Investment Management                              P.O. Box 2281
                                                       Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       For general information, call toll free:
MFS Investment Management                              1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from 9
Ward Smith - Former Chairman (until 1994), NACCO       a.m. to 5 p.m. Eastern time. (To use this
Industries (holding company)                           service, your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.) For
Investment Adviser                                     share prices, account balances, and exchanges,
Massachusetts Financial Services Company               call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                    anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                       World Wide Web
Distributor                                            www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                    [Dalbar Logo]    For the fourth year in a row,
Boston, MA 02116-3741                                                   MFS earned a #1 ranking in the
                                                                        DALBAR, Inc. Broker/Dealer
Portfolio Managers                                                      Survey, Main Office Operations
Steven E. Nothern*                                                      Service Quality Category. The
Christopher D. Piros*                                                   firm achieved a 3.42 overall
                                                                        score on a scale of 1 to 4 in
Treasurer                                              the 1997 survey. A total of 111 firms responded,
W. Thomas London*                                      offering input on the quality of service they
                                                       received from 29 mutual fund companies
Assistant Treasurers                                   nationwide. The survey contained questions about
Mark E. Bradley*                                       service quality in 11 categories, including
Ellen Moynihan*                                        "knowledge of operations contact," "keeping you
James O. Yost*                                         informed," and "ease of doing business" with the
                                                       firm.


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) INTERMEDIATE                                                 Bulk Rate
INCOME FUND                                                       U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



500 Boylston Street
Boston, MA 02116-3741



[DALBAR LOGO]



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                       MII-3 7/98 19M 05/205/805